UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): July 28, 2006

                         Alternative Loan Trust 2006-OC6
                         -------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131630-40

                                   CWALT, Inc.
                                   -----------
                (Exact name of the depositor as specified in its
                     charter) Commission File Number of the
                              depositor: 333-131630

                           Countrywide Home Loans Inc.
                           ---------------------------
             (Exact name of the sponsor as specified in its charter)

             Delaware                                   87-0698307
             --------                                   ----------
     (State or Other Jurisdiction                   (I.R.S. Employer
    of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                                    91302
---------------------                                                    -----
(Address of Principal                                                 (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Items 6.05 Securities Act Updating Disclosure; Other Events

      On July 28, 2006, CWALT, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Countrywide Home Loans, Inc., as a seller, Park Grananda LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Mortgage Pass-Through Certificates, Series 2006-OC6. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the related prospectus supplement, as filed with the Securities and Exchange Commission on August 1, 2006 under Rule 424(b)(5) (the "Prospectus Supplement").

      The statistical information regarding the Mortgage Loans that was contained in the Prospectus Supplement was based on a Statistical Calculation Pool of Statistical Calculation Pool Mortgage Loans. The tables annexed hereto as Exhibit 99.1 contain certain statistical information as of the initial cut-off date regarding the Initial Mortgage Loans that were actually transferred to the issuing entity on the Closing Date. The aggregate of the Stated Principal Balances of these Initial Mortgage Loans as of the initial cut-off date was $500,550,796.


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Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      99.1  Collateral Tables.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     CWALT, Inc.

                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                           Name: Darren Bigby
                                                           Title: Vice President

Dated:  August 3, 2006


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                                  Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----
99.1 Collateral Tables                                                         6


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